UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2006

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue	02210-2377
Boston, Massachusetts	(Zip Code)
(Address of Principal Executive Offices)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2006, the Board of Directors of SatCon Technology Corporation (the “Company”) approved a change in the Company’s fiscal year end from September 30 to December 31.  Accordingly, the Company’s next Annual Report on Form 10-K will be for the year ending December 31, 2006. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, the Company will file a Transition Report on Form 10-Q with the Securities and Exchange Commission within the time period prescribed by such rules.

The Company’s press release announcing the change in fiscal year end is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 21, 2006, of SatCon Technology Corporation regarding its change of fiscal year end from September 30 to December 31.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: September 21, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer